MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
                 Class A and Class B Certificates, Series 1993-1


The undersigned, a duly authorized  representative of Household Finance
Corporation, As Servicer (the   Servicer  ), pursuant to the Amended and
Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement ), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does Hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring on August
      15, 1997
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due Period
      preceding such Distribution Date was equal to          $1,492,112,322.41
(b)   The aggregate amount of such Collections with respect to    Principal
Receivables for the Due Period preceding such Distribution Date   was equal to
 ........................ $1,394,889,993.69
      (i)    The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is...24.717%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to .. $97,222,328.72
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is.19.259%
      (ii)  The amount of such aggregate with respect to Finance Charge was
            equal to..................                 $65,376,766.98
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                $10,870,988.89
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..              $18,695,689.50
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..              $578,131.90
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                $1,700,751.45
(d)   The Gross Defaulted Amount for the preceding Due Period is$37,503,220.69
      (i)    The annualized default rate, (d) *12 / (f),  is.....7.561%
      (ii)   The annualized net default rate, [(d)-(c)(vi)]*12/(f), is.7.218%
(e)   The Portfolio Yield for such Distribution Date.......12.040%
(f)   The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to...... $5,951,933,164.39
(g)   The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is...... $5,916,590,682.34
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is equal to.. $5,934,261,923.37
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      .....................          $91,507,072.25
(j)   The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to .....................             $221,280,290.95
(k)   The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ......................      $78,840,618.26
(l)   The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date
      was equal to .......           $174,855,566.16
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is........ $1,039,234,494.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date
      is ......................                       $0.00
6.    Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to ......................6.1229%
(b)   Group One Total Investor Collections is equal to .... $1,064,712,313.37
(c)   Group One Investor Principal Collections is equal to ... $995,338,306.49
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to ...........                       $69,374,006.88
(e)   Group One Investor Additional Amounts is equal to ........$0.00
(f)   Group One Investor Default Amount is equal to ...... $26,760,814.35
(g)   Group One Investor Monthly Fees is equal to .... $7,078,440.00
(h)   Group One Investor Monthly Interest is equal to........$21,299,624.93
7.    Series 1993-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to..........12.14%
(b)   The Series 1993-1 Allocation Percentage with respect to the Due
      Period preceding such Distribution Date was equal to...........19.87%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to...............         89.54%
(d)   The aggregate amount of Reallocated Finance Charge and
      Administrative Collections for the Due Period preceding such
      Distribution Date is equal to............. $17,384,973.42
(e)   The Floating Allocation Percentage of Series Allocable Finance
      Charge and Administrative Collections for the Due Period preceding
      such Distribution Date is equal to.....    $17,295,510.72
(f)   Class A Invested Amount.......       $900,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to.............85.000%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to ....................... $14,777,165.01
(i)   The amount of Class A Monthly Interest for such Distribution Date is equal to......... $4,556,759.75
(j)   The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to ......$0.00
(k)   The amount of Class A Additional Interest for such Distribution Date is equal to ...................$0.00
(l)   The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to....$0.00
(m)   The Class A Investor Default Amount for such Distribution Date is equal to ................ $5,670,913.58
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to........................           $1,764,713.33
(o)    The Class A Required Amount, if any, with respect to such
      Distribution Date is equal to...................      $0.00
(p)   Class B Invested Amount......  $52,945,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to........................5.00%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to.............. $869,307.78
(s)   The amount of Class B Monthly Interest for such Distribution Date is
      equal to.............................                        $233,840.42
(t)   The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to.....$0.00
(u)   The amount of Class B Additional Interest for such Distribution Date
      is equal to........................                   $0.00
(v) The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to...$0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to......     $333,607.24
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to.... $1,738,500.63
(y)   The Series 1993-1 Principal Shortfall for such Distribution Date is equal to.............$0.00
(z)   The Series 1993-1 Excess Principal Collections is equal
      to.......................                       $0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to..... $4,549,712.06
(bb)  The amount of Excess Finance Charge and Administrative
      Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with respect to such
            Distribution Date...............    $0.00
      (ii)  to reimburse Class A Investor Charge-Offs............ $0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount..$0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date..............                  $333,607.24
      (v)   to reimburse certain previous reductions in the Class B Invested
            Amount..............$0.00
      (vi)  to pay any portion of the Allocable Servicing Fee not
            paid pursuant to clause (i) above..........           $0.00
      (vii) to fund the Collateral Investor Default Amount with respect to such Distribution Date............. $667,170.38
      (viii)to reimburse certain previous reductions in the Collateral
            Invested Amount   $0.00
      (ix)  to make any required deposit in the Cash Collateral Account.$0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to........      $37,222,794.98
(dd)  The Principal Allocation Percentage is equal to...............89.54%
(ee)  The total amount to be distributed to Class A Certificateholders on such
      Distribution Date in payment of principal is equal to......$0.00
(ff)  The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to....$0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution
      Date is equal to.....$0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs
      for such Distribution Date is equal to...       $0.00
(ii)  The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is equal to.$0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs for such Distribution Date is equal to... $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to...         $900,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to...         $52,945,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to............... $105,883,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
      such Distribution Date, will be equal to...      $105,883,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
      equal to .............................          199.987%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
      to .............................                      $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to ............... $8,948,568.89
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to $4,157,968.72
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equalto...$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
      default; if applicable, insert   None  .                    None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the undersigned, no
      Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
      consists of :   ____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of August, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                   as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer












Household Finance Corporation
Household Affinity Funding Corp.                                    July 1997
Household Affinity Credit Card Master Trust I , Series 1993-1  August 15, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $5.063066389
2. Principal distribution per $1,000 interest                           $0.00
3. Interest distribution per $1,000 interest                      $5.063066389
B.    Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
      (a) One-month LIBOR                       5.679690000%
      (b) Spread                    0.2000%
      (c) Class A Certificate Rate                    5.879690000%
2. Beginning Principal Amount                          $900,000,000.00
3. Days in Interest Period                                           31
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge & Admin Receivables $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class A Invested Percentage                       85.00%
      (b) Principal Allocation Percentage                   89.54%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
            % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
            % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
            % of Gross Receivables              2.91%
4. Class A Investor Default Amount                           $5,670,913.58
5. Class A Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class A Investor Charge-offs, if any, for the Distrib Date $0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
            Charge-offs                   $0.00
       (d) The amount of Item 5.(c) per $1,000 interest           $0.00
       (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
            the end of the Distribution Date                $0.00
6. Allocable Servicing Fee paid for the Distribution Date   $1,764,713.33
7. Deficit Controlled Amortization Amount for the Distribution Date     $0.00
D.    Class A Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                                                            $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
preceding Due Period                             $91,507,072.25
F.    Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date
                                                      $52,945,000.00
2. Available Collateral Amount as of the end of the Distribution Date
                                                       $105,883,000.00










Household Finance Corporation
Household Affinity Funding Corp.                                  July 1997
Household Affinity Credit Card Master Trust I , Series 1993-1    Aug 15, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $4.416666730
2. Principal distribution per $1,000 interest                           $0.00
3. Interest distribution per $1,000 interest                      $4.416666730
B.    Calculation of Class B Interest
1. Calculation of Class B Certificate Rate
      (a) Class B Coupon                        5.300000000%
2. Beginning Invested Amount                           $52,945,000.00
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class B Invested Percentage                       5.000%
      (b) Principal Allocation Percentage                   89.542%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
            % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
            % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
            % of Gross Receivables              2.91%
4. Class B Investor Default Amount                           $333,607.24
5. Class B Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class B Investor Charge-offs, if any,for the Distribution Date$0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
            Charge-offs                   $0.00
      (d) The amount of Item 5.(c) per $1,000 interest                  $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
            the end of the Distribution Date                      $0.00
6. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at the end of the Distribution
            Date                    $0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at the end of the Distribution Date 0.00%
7. Available Collateral Invested Amount                      $105,883,000.00
8. Deficit Controlled Amortization Amount for the Distribution Date     $0.00
D.    Class B Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                             $91,507,072.25














                        MONTHLY SERVICER'S CERTIFICATE
                        (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                        HOUSEHOLD FINANCE CORPORATION
                        HOUSEHOLD AFFINITY FUNDING CORPORATION
                        HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
                         Class A and Class B Certificates, Series 1993-2

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1.    Capitalized terms used in this Certificate shall have the
      respective  meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4.     This Certificate relates to the Distribution Date occurring on August
      15, 1997
5.    Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to ...$1,492,112,322.41
(b)   The aggregate amount of such Collections with respect to Principal
      Receivables for the Due Period preceding such Distribution Date   was
equal to                                        $1,394,889,993.69       (i)
The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is ....24.717%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to..$97,222,328.72
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is.19.259%
      (ii)  The amount of such aggregate with respect to Finance Charge was
            equal to                 $65,376,766.98
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                $10,870,988.89
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..              $18,695,689.50
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..              $578,131.90
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                $1,700,751.45
(d)   The Gross Defaulted Amount for the preceding Due Period is$37,503,220.69
      (i)The annualized default rate, (d)*12/(f), is....... 7.561%
      (ii)The annualized net default rate, [(d)-(c)(vi)]*12/(f), is .. 7.218%
(e)   The Portfolio Yield for such Distribution Date....12.040%
(f)   The total amount of Principal Receivables in the Trust at the
      beginning of the preceding Due Period is equal to      $5,951,933,164.39
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is... $5,916,590,682.34
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is equal to... $5,934,261,923.37
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      ...............                      $91,507,072.25
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ........................                         $221,280,290.95
(k)   The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                      $78,840,618.26
(l)   The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date
      was equal to ........................                  $174,855,566.16
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is.... $1,039,234,494.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date
      is ......................                       $0.00
6.    Group One Information
(a)   The Average Rate for Group One (the weighted average Certificate
      Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to .....  6.1229%
(b)   Group One Total Investor Collections is equal to $1,064,712,313.37
(c)   Group One Investor Principal Collections is equal to...$995,338,306.49
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to ...........                       $69,374,006.88
(e)   Group One Investor Additional Amounts is equal to...$0.00
(f)   Group One Investor Default Amount is equal to $26,760,814.35
(g)   Group One Investor Monthly Fees is equal to $7,078,440.00
(h)   Group One Investor Monthly Interest is equal to $21,299,624.93
7.    Series 1993-2 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding
      such  Distribution Date was equal to            11.77%
(b)   The Series 1993-2 Allocation Percentage with respect to the Due Period
      preceding such Distribution Date was equal to   11.04%
(c)   The Floating Allocation Percentage for the Due Period preceding
      such  Distribution Date was equal to      89.54%
(d)   The aggregate amount of Reallocated Finance Charge and
      Administrative Collections for the Due Period preceding
      such Distribution Date is equal to $9,474,796.89
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period preceding such
      Distribution Date is equal to....    $9,608,588.03
(f)   Class A Invested Amount              $500,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period
      preceding such Distribution Date was equal to         85.000%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to             $8,053,567.69
(i)   The amount of Class A Monthly Interest for such Distribution Date is equal to..... $2,333,333.33
(j)   The amount of any Class A Monthly Interest previously due but not
      distributed on a prior Distribution Date is equal to     $0.00
(k)   The amount of Class A Additional Interest for such Distribution   Date
is equal to                    $0.00
(l)   The amount of any Class A Additional Interest previously due but not
      distributed on a prior Distribution Date is equal to.....   $0.00
(m)   The Class A Investor Default Amount for such Distribution Date is equal to.......... $3,150,507.55
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to..............................                       $980,393.33
(o)    The Class A Required Amount, if any, with respect to such
      Distribution Date is equal to.....                    $0.00
(p)   Class B Invested Amount  $29,412,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to...........................   5.00%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to..... $473,743.07
(s)   The amount of Class B Monthly Interest for such Distribution Date is
      equal to....       $144,609.00
(t)   The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to.......$0.00
(u)   The amount of Class B Additional Interest for such Distribution
      Date  is equal to....................................             $0.00
(v)   The amount of any Class B Additional Interest previously due but  not
      distributed on a prior Distribution Date is equal to...     $0.00
(w)   Class B Investor Default Amount for such Distribution Date is
      equal to..               $185,325.46
(x) The Collateral Invested Percentage of the amount set forth in Item 7(d) above is equal to.. $947,486.13
(y)   The Series 1993-2 Principal Shortfall for such Distribution Date is
      equal to..        $0.00
(z)   The Series 1993-2 Excess Principal Collections is equal to...$0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to........$2,527,600.66
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with respect to such
            Distribution Date.......................              $0.00
      (ii)  to reimburse Class A InvestorCharge-Offs...     $0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B
            Additional Interest or the Cumulative Excess Interest Amount $0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date.... $185,325.46
      (v)   to reimburse certain previous reductions in the Class B Invested
            Amount ....$0.00
      (vi)  to pay any portion of the Allocable Servicing Fee not paid pursuant to clause(i)above.......... $0.00
      (vii) to fund the Collateral Investor Default Amount with
            respect to such Distribution Date.... $370,650.91
      (viii)to reimburse certain previous reductions in the Collateral
            Invested Amount   $0.00
      (ix)  to make any required deposit in the Cash Collateral
            Account..               $0.00
(cc)  The amount of Subordinated Principal Collections with respect to
      such  Distribution Date is equal to....          $20,678,913.91
(dd)  The Principal Allocation Percentage is equal to..89.54%
(ee)  The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equalto.........$0.00
(ff)  The total amount to be distributed to Class B Certificateholders on such
      Distribution Date in payment of principal is equalto......$0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution
      Date is equal to.....$0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs for
      such Distribution Date is equal to........      $0.00
      (ii)  The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is equal
            to..$0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs
      for such Distribution Date is equal to..........      $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to...   $500,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equalto...... $29,412,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
      from the Collateral Account) was equal to...     $58,824,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
      such Distribution Date, will be equal to.....    $58,824,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
      equal to ...............................                    200.000%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal to..$0.00
8.    Total amount to be on deposit in the Collection Account (after giving
      effect to   allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions
      on such Distribution Dates is equal to .............   $4,787,919.64
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to $2,309,977.31
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equal to... $0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
      default; if applicable, insert   None  .                    None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
      consists of :   ____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and
Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of August, 1997.


                        HOUSEHOLD FINANCE CORPORATION
                         as Servicer,

                        By: _______________________________
                              Name: Steven H. Smith
                              Title: Servicing Officer















Household Finance Corporation
Household Affinity Funding Corp.                                  July 1997
Household Affinity Credit Card Master Trust I , Series 1993-2    Aug 15, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $4.666666660
2. Principal distribution per $1,000 interest                           $0.00
3. Interest distribution per $1,000 interest                      $4.666666660
B.    Calculation of Class A Interest
1. Class A Coupon                         5.600000000%
2. Beginning Principal Amount                          $500,000,000.00
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class A Invested Percentage                       85.00%
      (b) Principal Allocation Percentage                   89.54%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
                  % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
                  % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
                  % of Gross Receivables              2.91%
4. Class A Investor Default Amount                           $3,150,507.55
5. Class A Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class A Investor Charge-offs, if any, for the Distrib Date  $0.00
      (b) The amount of Item 5.(a) per $1,000 interest            $0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
            Charge-offs                   $0.00
      (d) The amount of Item 5.(c) per $1,000 interest      $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as
            of the end of the Distribution Date   $0.00
6. Allocable Servicing Fee paid for the Distribution Date    $980,393.33
7. Deficit Controlled Amortization Amount for the Distribution Date     $0.00
D.    Class A Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                             $91,507,072.25
F.    Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date
             $29,412,000.00
2. Available Collateral Amount as of the end of the Distribution Date
                   $58,824,000.00














Household Finance Corporation
Household Affinity Funding Corp.                                  July 1997
Household Affinity Credit Card Master Trust I , Series 1993-2    Aug 15, 1997


CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $4.916666667

2. Principal distribution per $1,000 interest                           $0.00
3. Interest distribution per $1,000 interest                      $4.916666667
B.    Calculation of Class B Interest
      1. Class B Coupon                         5.900000000%
      2. Beginning Invested Amount                           $29,412,000.00
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Administrative Receivables $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class B Invested Percentage                       5.000%
      (b) Principal Allocation Percentage                   89.542%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
            % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
            % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
            % of Gross Receivables              2.91%
4. Class B Investor Default Amount                           $185,325.46
5. Class B Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class B Investor Charge-offs, if any, for the Distrib Date    $0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
            Charge-offs                   $0.00
      (d) The amount of Item 5.(c) per $1,000 interest                  $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
            the end of the Distribution Date      $0.00
6. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at the end of the Distribution
            Date                    $0.00
      (b) Available Cash Collateral Amount as a percent of the Class B 0.00% Invested Amount, each at the end of the Distribution Date
7. Available Collateral Amount                               $58,824,000.00
8. Deficit Controlled Amortization Amount for the Distribution Date     $0.00
D.    Class B Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
preceding Due Period                       $91,507,072.25











                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
             Class A and Class B Certificates, Series 1994-1

The undersigned, a duly authorized  representative of Household Finance
Corporation, as Servicer (the   Servicer  ), pursuant to the Amended and
Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement ), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring on August
      15, 1997
5.    Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to... $1,492,112,322.41
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to....... $1,394,889,993.69
      (i)    The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is ...24.717%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to.. $97,222,328.72
      (i)    The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)],is..19.259%
      (ii)  The amount of such aggregate with respect to Finance Charge was
      equal to                 $65,376,766.98
      (iii) The amount of such aggregate with respect to Fees was equal to
      ...                $10,870,988.89
      (iv)  The amount of such aggregate with respect to Interchange was equal
      to ..              $18,695,689.50
      (v)   The amount of such aggregate with respect to Other Recoveries was
      equal to ..              $578,131.90
      (vi)  The amount of such aggregate with respect to Principal Recoveries
      was equal to ..                $1,700,751.45
(d)   The Gross Defaulted Amount for the preceding Due Period is$37,503,220.69
      (i)    The annualized default rate, (d)*12/(f), is .......7.561%
      (ii)   The annualized net default rate, [(d)-(c)(vi)]*12/(f),is..7.218%
(e)   The Portfolio Yield for such Distribution Date....    12.040%
(f) The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to... $5,951,933,164.39
(g) The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is... $5,916,590,682.34
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is equal to... $5,934,261,923.37
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      ...................................  $91,507,072.25
(j)   The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                      $221,280,290.95
(k)   The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                      $78,840,618.26
(l)   The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date
      was equal to ..............    $174,855,566.16
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is.... $1,039,234,494.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date
      is ......................                       $0.00
6.    Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to...  6.1229%
(b)   Group One Total Investor Collections is equal to.. $1,064,712,313.37
(c)   Group One Investor Principal Collections is equal to.. $995,338,306.49
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to ...........                       $69,374,006.88
(e)   Group One Investor Additional Amounts is equal to....;$0.00
(f)   Group One Investor Default Amount is equal to.. $26,760,814.35
(g)   Group One Investor Monthly Fees is equal to...   $7,078,440.00
(h)   Group One Investor Monthly Interest is equal to.. $21,299,624.93
7.    Series 1994-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to....  12.14%
(b)   The Series 1994-1 Allocation Percentage with respect to the Due
      Period preceding such Distribution Date was equal to......  18.76%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to....  89.54%
(d)   The aggregate amount of Reallocated Finance Charge and
      Administrative Collections for the Due Period preceding
      such Distribution Date is equal to... $16,413,727.09
(e)   The Floating Allocation Percentage of Series Allocable Finance
      Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to................. $16,334,580.05
(f)   Class A Invested Amount....    $850,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to....85.000%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to ...........................   $13,951,668.03
(i)   The amount of Class A Monthly Interest for such Distribution Date is equal to............... $4,267,009.21
(j)   The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to....$0.00
(k)   The amount of Class A Additional Interest for such Distribution Date is equal to....$0.00
(l)   The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to........$0.00

(m)   The Class A Investor Default Amount for such Distribution Date is equal to..... $5,355,862.83
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to.............................      $1,666,666.67
(o)    The Class A Required Amount, if any, with respect to such
      Distribution Date is equal to................         $0.00
(p)   Class B Invested Amount....    $50,000,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to.........5.00%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to.......$820,686.35
(s)   The amount of Class B Monthly Interest for such Distribution Date is equal to............ $252,083.33
(t)   The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to...........$0.00
(u)   The amount of Class B Additional Interest for such Distribution Date is equal to..............$0.00
(v)   The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to.....$0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to.........  $315,050.75
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to............... $1,641,372.71
(y)   The Series 1994-1 Principal Shortfall for such Distribution Date is equal to..............  $0.00
(z)   The Series 1994-1 Excess Principal Collections is equal to..$0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to..... $4,296,909.52
(bb)  The amount of Excess Finance Charge and Administrative
      Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with respect to such
            Distribution Date............................               $0.00
      (ii)  to reimburse Class A Investor Charge-Offs......             $0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount.$0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date...................................$315,050.75
      (v)   to reimburse certain previous reductions in the Class B
            Invested Amount .............................               $0.00
      (vi)  to pay any portion of the Allocable Servicing Fee not paid
            pursuant to clause (i) above.....................           $0.00
      (vii) to fund the Collateral Investor Default Amount with
            respect to such Distribution Date..............  $630,101.51
      (viii)to reimburse certain previous reductions in the Collateral
            Invested Amount ................................$0.00
      (ix)  to make any required deposit in the Cash Collateral Account..$0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to.......             $35,153,872.41
(dd)  The Principal Allocation Percentage is equal to....89.54%
(ee)  The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to.....$0.00
(ff)  The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to........$0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution
      Date is equal to.....$0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs
      for such Distribution Date is equal to..........      $0.00
(ii)  The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is equal
      to.....     $0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs for such Distribution Date is equal to..............  $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to.........   $850,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to...............$50,000,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to..... $100,000,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to.............$100,000,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
      equal to ...........................                        200.000%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
      to .............................          $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to ............. $8,446,045.33
9.    The total amount to be allocated according to the terms of the
      Collateral Agreement on such Distribution Date is equal to....
                                                            $3,351,757.26
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
      Series against deposits to the Collection Account) is equal to.....$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
      default; if applicable, insert   None  .                    None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the undersigned, no
      Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
      consists of :   ____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

       IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of August, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                   as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer













Household Finance Corporation
Household Affinity Funding Corp.                                  July 1997
Household Affinity Credit Card Master Trust I , Series 1994-1    Aug 15, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $5.020010835
2. Principal distribution per $1,000 interest                            $0.00
3. Interest distribution per $1,000 interest                      $5.020010835
B.    Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
      (a) One-month LIBOR                                        5.679690000%
      (b) Spread                                                      0.1500%
      (c) Class A Certificate Rate                               5.829690000%
2. Beginning Principal Amount                                 $850,000,000.00
3. Days in Interest Period                                           31
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                                  $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables   $97,222,328.72
      (c) Collections of Principal                           $1,394,889,993.69
2. Allocation of Receivables
      (a) Class A Invested Percentage                       85.00%
      (b) Principal Allocation Percentage                   89.54%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
                  % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
                  % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
                  % of Gross Receivables              2.91%
4. Class A Investor Default Amount                           $5,355,862.83
5. Class A Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class A Investor Charge-offs, if any, for the Distribution Date$0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class A Investor Charge-offs
                                                                        $0.00
      (d) The amount of Item 5.(c) per $1,000 interest            $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
            the end of the Distribution Date                            $0.00
6. Allocable Servicing Fee paid for the Distribution Date    $1,666,666.67
7. Deficit Controlled Amortization Amount for the Distribution Date   $0.00
D.    Class A Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                             $91,507,072.25
F.    Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date
             $50,000,000.00
2. Available Collateral Amount as of the end of the Distribution Date
                   $100,000,000.00










Household Finance Corporation
Household Affinity Funding Corp.                                  July 1997
Household Affinity Credit Card Master Trust I , Series 1994-1    Aug 15, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $5.041666600
2. Principal distribution per $1,000 interest                     $0.00
3. Interest distribution per $1,000 interest                $5.041666600
B.    Calculation of Class B Interest
1. Class B Coupon                         6.050000000%
2. Beginning Invested Amount                           $50,000,000.00
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables  $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class B Invested Percentage                       5.000%
      (b) Principal Allocation Percentage                   89.542%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
                  % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
                  % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
                  % of Gross Receivables              2.91%
4. Class B Investor Default Amount                           $315,050.75
5. Class B Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class B Investor Charge-offs, if any, for the Distribution Date$0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
            Charge-offs                   $0.00
      (d) The amount of Item 5.(c) per $1,000 interest                  $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
            the end of the Distribution Date                      $0.00
6. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at the end of the Distribution
            Date                    $0.00
      (b) Available Cash Collateral Amount as a percent of the Class B
            Invested Amount, each at the end of the Distribution Date   0.00%
7. Available Collateral Amount                               $100,000,000.00
8. Deficit Controlled Amortization Amount for the Distribution Date   $0.00
D.    Class B Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                             $91,507,072.25














                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
                   Class A and Class B Certificates, Series 1994-2

The undersigned, a duly authorized  representative of Household Finance
Corporation, as Servicer (the   Servicer  ), pursuant to the Amended and
Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement ), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring on August
      15, 1997
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to ........ $1,492,112,322.41
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to................................. $1,394,889,993.69
      (i)    The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is ...24.717%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due
      Period preceding such Distribution Date was equal to.... $97,222,328.72
      (i)   The gross cash yield,[((ii)+(iii)+(iv)+(v))*12/(f)],is...19.259%
      (ii)  The amount of such aggregate with respect to Finance Charge was
            equal to                 $65,376,766.98
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                $10,870,988.89
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..              $18,695,689.50
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..              $578,131.90
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                $1,700,751.45
(d)   The Gross Defaulted Amount for the preceding Due Period is$37,503,220.69
      (i)    The annualized default rate, (d)*12/(f), is.........7.561%
      (ii)   The annualized net default rate, [(d)-(c)(vi)]*12/(f), is.7.218%
(e)   The Portfolio Yield for such Distribution Date....... 12.040%
(f)   The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to...... $5,951,933,164.39
(g)   The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is........ $5,916,590,682.34
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is equal to .....$5,934,261,923.37
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      ..........................           $91,507,072.25
(j)   The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                      $221,280,290.95
(k)   The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                      $78,840,618.26
(l)   The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ......................$174,855,566.16
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is............... $1,039,234,494.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date
      is ......................                       $0.00
6.    Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to.........6.1229%
(b)   Group One Total Investor Collections is equal to.. $1,064,712,313.37
(c)   Group One Investor Principal Collections is equal to $995,338,306.49
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to ...........                       $69,374,006.88
(e)   Group One Investor Additional Amounts is equal to ......$0.00
(f)   Group One Investor Default Amount is equal to ....... $26,760,814.35
(g)   Group One Investor Monthly Fees is equal to ... $7,078,440.00
(h)   Group One Investor Monthly Interest is equal to .......$21,299,624.93
7.    Series 1994-2 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to      14.16%
(b)   The Series 1994-2 Allocation Percentage with respect to the Due
      Period preceding such Distribution Date was equal to ......18.76%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to ..................     89.54%
(d)   The aggregate amount of Reallocated Finance Charge and
      Administrative Collections for the Due Period preceding
      such Distribution Date is equal to ................. $16,223,794.82
(e)   The Floating Allocation Percentage of Series Allocable Finance
      Charge and Administrative Collections for the Due Period preceding
      such Distribution Date is equal to...            $16,334,580.05
(f)   Class A Invested Amount        $725,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to .......87.000%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to ..................            $14,114,701.50
(i)   The amount of Class A Monthly Interest for such Distribution Date is equal to........... $4,229,166.67
(j)   The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to ....$0.00
(k)   The amount of Class A Additional Interest for such Distribution Date
      is equal to ............................                    $0.00
(l)   The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to....$0.00
(m)   The Class A Investor Default Amount for such Distribution Date is equal to ......... $5,481,883.13
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to................................                     $1,666,666.67
(o)    The Class A Required Amount, if any, with respect to such Distribution
      Date is equal to....................                  $0.00
(p)   Class B Invested Amount.....                     $40,000,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to.......           4.00%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to............ $648,951.79
(s)   The amount of Class B Monthly Interest for such Distribution Date is
      equal to.............    $240,000.00
(t)   The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to.............$0.00
(u)   The amount of Class B Additional Interest for such Distribution Date is equal to..........$0.00
(v)   The amount of any Class B Additional Interest previously due but not
      distributed on a prior Distribution Date is equal to.....   $0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to....                   $252,040.60
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to......... $1,460,141.53
(y)   The Series 1994-2 Principal Shortfall for such Distribution Date is
      equal to...........     $0.00
(z)   The Series 1994-2 Excess Principal Collections is equal to $0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to..... $4,606,078.35
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with
            respect to such Distribution Date.........            $0.00
      (ii)  to reimburse Class A Investor Charge-Offs......             $0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount.$0.00
      (iv) to fund the Class B Investor Default Amount with respect to such Distribution Date...$252,040.60
      (v)   to reimburse certain previous reductions in the Class B
            Invested Amount...................$0.00
      (vi)  to pay the Collateral Monthly Interest for such Distribution
            Date equal to..... $435,189.14
      (vii) to pay any portion of the Allocable Servicing Fee not
            paid pursuant to clause (i)above.........             $0.00
      (viii)to fund the Collateral Investor Default Amount with respect to such Distribution Date.. $567,091.36
      (ix)  to reimburse certain previous reductions in the Collateral
            Invested Amount .............................   $0.00
      (x)   to make any required deposit in the Cash Collateral Account.$0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to...                       $30,466,689.42
(dd)  The Principal Allocation Percentage is equal to.....  89.54%
(ee) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to.. $145,000,000.00
(ff)  The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to.....$0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution
      Date is equal to........$0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs
      for such Distribution Date is equal to....      $0.00
(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is equal to.. $0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs
      for such Distribution Date is equal to....            $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to. $580,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to...... $40,000,000.00
(mm) The Available Collateral Amount as of the close of business on the Distribution Date (after giving effect to any withdrawal
      from the Collateral Account) was equal to......        $61,318,681.32
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
       such Distribution Date, will be equal to........      $61,318,681.32
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
      equal to ...............................                    153.297%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
      to .............................                      $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor defaultamounts) prior to making distributions on such Distribution Dates is equal to ............... $167,596,772.40
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to$18,127,605.73
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equal to $0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
      default; if applicable, insert   None  .                    None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the undersigned, no
      Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
      consists of :   ____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of August, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                   as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer














Household Finance Corporation
Household Affinity Funding Corp.                                    July 1997
Household Affinity Credit Card Master Trust I , Series 1994-2     Aug 15, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                   $171.527777782
2. Principal distribution per $1,000 interest               $166.66666667
3. Interest distribution per $1,000 interest                $4.861111115
B.    Calculation of Class A Interest
1. Class A Coupon                         7.000000000%
2. Beginning Principal Amount                          $725,000,000.00
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class A Invested Percentage                       87.00%
      (b) Principal Allocation Percentage                   89.54%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
                  % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
                  % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
                  % of Gross Receivables              2.91%
4. Class A Investor Default Amount                           $5,481,883.13
5. Class A Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class A Investor Charge-offs, if any, for the Distrib Date    $0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
            Charge-offs                   $0.00
      (d) The amount of Item 5.(c) per $1,000 interest                  $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
            the end of the Distribution Date                            $0.00
6. Allocable Servicing Fee paid for the Distribution Date    $1,666,666.67
7. Deficit Controlled Amortization Amount for the Distribution Date     $0.00
D.    Class A Pool Factor                                    0.66666667
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                             $91,507,072.25
F.    Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date
             $40,000,000.00
2. Available Collateral Amount as of the end of the Distribution Date
                   $61,318,681.32














Household Finance Corporation
Household Affinity Funding Corp.                                  July 1997
Household Affinity Credit Card Master Trust I , Series 1994-2    Aug 15, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $6.000000000
2. Principal distribution per $1,000 interest                           $0.00
3. Interest distribution per $1,000 interest                      $6.000000000
B.    Calculation of Class B Interest
1. Calculation of Class B Certificate Rate                  7.200000000%
2. Beginning Invested Amount                           $40,000,000.00
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class B Invested Percentage                       4.000%
      (b) Principal Allocation Percentage                   89.542%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
                  % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
                  % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
                  % of Gross Receivables              2.91%
4. Class B Investor Default Amount                           $252,040.60
5. Class B Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class B Investor Charge-offs, if any, for the Distrib Date $0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
            Charge-offs                   $0.00
      (d) The amount of Item 5.(c) per $1,000 interest                  $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
            the end of the Distribution Date                            $0.00
6. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at the end of the Distribution
            Date                    $0.00
      (b) Available Cash Collateral Amount as a percent of the Class B
            Invested Amount, each at the end of the Distribution Date   0.00%
7. Available Collateral Amount                               $61,318,681.32
8. Deficit Controlled Amortization Amount for the Distribution Date     $0.00
D.    Class B Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                             $91,507,072.25














                        MONTHLY SERVICER'S CERTIFICATE
                        (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                        HOUSEHOLD FINANCE CORPORATION
                        HOUSEHOLD AFFINITY FUNDING CORPORATION
                        HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
                         Class A and Class B Certificates, Series 1995-1

The undersigned, a duly authorized  representative of Household Finance
Corporation, as Servicer (the   Servicer  ), pursuant to the Amended and
Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement ), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring on August
      15, 1997
5.    Trust Information.
(a) The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to ... $1,492,112,322.41
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to ....... $1,394,889,993.69
      (i)    The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is ...24.717%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to ... $97,222,328.72
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is.19.259%
      (ii)  The amount of such aggregate with respect to Finance Charge was
            equal to                 $65,376,766.98
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                $10,870,988.89
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..              $18,695,689.50
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..              $578,131.90
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                $1,700,751.45
(d)   The Gross Defaulted Amount for the preceding Due Period is$37,503,220.69
      (i)    The annualized default rate, (d)*12/(f), is    7.561%
      (ii)   The annualized net default rate, [(d)-(c)(vi)]*12/(f), is.7.218%
(e)   The Portfolio Yield for such Distribution Date.......12.040%
(f)   The total amount of Principal Receivables in the Trust at the beginning
      of the preceding Due Period is equal to....      $5,951,933,164.39
(g)   The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is.... $5,916,590,682.34
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is equal to... $5,934,261,923.37
      (i)   The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due
            Period is .......................    $91,507,072.25
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ........................                         $221,280,290.95
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ........................                         $78,840,618.26
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                      $174,855,566.16
(m)   The aggregate amount of Trust Excess Principal Collections for
      such  Distribution Date is...........      $1,039,234,494.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date
      is ......................                       $0.00
6.    Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to ............... 6.1229%
(b)   Group One Total Investor Collections is equal to $1,064,712,313.37
(c)   Group One Investor Principal Collections is equal to.. $995,338,306.49
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to ...........                       $69,374,006.88
(e)   Group One Investor Additional Amounts is equal to....$0.00
(f)   Group One Investor Default Amount is equal to..        $26,760,814.35
(g)   Group One Investor Monthly Fees is equal to........ $7,078,440.00
(h)   Group One Investor Monthly Interest is equal to... $21,299,624.93
7.    Series 1995-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such  Distribution Date was equal to..............12.19%
(b)   The Series 1995-1 Allocation Percentage with respect to the Due
      Period preceding such Distribution Date was equal to....11.26%
(c)   The Floating Allocation Percentage for the Due Period preceding such  Distribution Date was equal to....  89.54%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal
      to...............  $9,876,714.66
(e)   The Floating Allocation Percentage of Series Allocable Finance
      Charge and Administrative Collections for the Due Period preceding such
      Distribution Date is equalto....     $9,800,748.03
(f)   Class A Invested Amount...........   $522,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period
      preceding such Distribution Date was equal to....     87.000%
(h)   The Class A Invested Percentage of the amount set forth in Item
      7(d)  above was equal to..... $8,592,741.75
      (i)   The amount of Class A Monthly Interest for such Distribution Date is equal to........ $2,620,445.66
(j)   The amount of any Class A Monthly Interest previously due but not
      distributed on a prior Distribution Date is equal to....    $0.00
(k)   The amount of Class A Additional Interest for such Distribution Date is
      equal to...............................                     $0.00
(l)   The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to....... $0.00
(m)   The Class A Investor Default Amount for such Distribution Date is equal
      to..............................                       $3,289,129.88
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to.....................................    $1,000,000.00
(o)   The Class A Required Amount, if any, with respect to such
      Distribution Date is equal to...............          $0.00
(p)   Class B Invested Amount............  $24,000,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to......                  4.00%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to.... $395,068.59
(s)   The amount of Class B Monthly Interest for such Distribution Date is equal to ................... $154,000.00
(t)   The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to........$0.00
(u)   The amount of Class B Additional Interest for such Distribution Date
      is equal to...    $0.00
(v)   The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to.....0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to....             $151,224.36
(x)   The Collateral Invested Percentage of the amount set forth in Item
      7(d)  above is equal to....... $888,904.32
(y)   The Series 1995-1 Principal Shortfall for such Distribution Date is
      equal to ...................                    $0.00
(z)   The Series 1995-1 Excess Principal Collections is equal to. $0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to.... $2,813,139.12
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with respect to such
            Distribution Date...... $0.00
      (ii)  to reimburse Class A Investor Charge-Offs.....        $0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B
            Additional Interest or the Cumulative Excess Interest Amount$0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date..... $151,224.36
      (v)   to reimburse certain previous reductions in the Class B....$0.00
      (vi)  to pay the Collateral Monthly Interest for such Distribution Date equal to.. $310,605.59
      (vii) to pay any portion of the Allocable Servicing Fee not paid
            pursuant to clause (i)above....     $0.00
      (viii)to fund the Collateral Investor Default Amount with   respect to
            such Distribution Date...... $340,254.81
      (ix)  to reimburse certain previous reductions in the Collateral
            Invested Amount.............$0.00
      (x)   to make any required deposit in the Cash Collateral Account..$0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to................          $18,280,013.65
(dd)  The Principal Allocation Percentage is equal to...... 89.54%
(ee) The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to...$0.00
(ff)  The total amount to be distributed to Class B Certificateholders on such
      Distribution Date in payment of principal is equal to.....$0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution  Date is equal to.....$0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs for such Distribution Date is equal to........  $0.00
(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is equal to.. $0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs for
      such Distribution Date is equal to........      $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to............ $522,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to............. $24,000,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
      from the Collateral Account) was equal to.......       $54,000,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
      such Distribution Date, will be equal ...........      $54,000,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
      equal to .................................                  225.000%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
      to .............................                      $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to .......... $5,096,105.61
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to $2,321,659.95
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equal to $0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
      default; if applicable, insert   None  .                    None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the undersigned, no
      Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such
      Lien consists of :   ____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of August, 1997.


                        HOUSEHOLD FINANCE CORPORATION
                         as Servicer,

                        By: _______________________________
                              Name: Steven H. Smith
                              Title: Servicing Officer
















Household Finance Corporation
Household Affinity Funding Corp.                                  July 1997
Household Affinity Credit Card Master Trust I , Series 1995-1    Aug 15, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $5.020010843
2. Principal distribution per $1,000 interest                           $0.00
3. Interest distribution per $1,000 interest                      $5.020010843
B.    Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
      (a) One-month LIBOR                       5.679690000%
      (b) Spread                    0.1500%
      (c) Class A Certificate Rate                    5.829690000%
2. Beginning Principal Amount                          $522,000,000.00
3. Days in Interest Period                                           31
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables  $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class A Invested Percentage                       87.00%
      (b) Principal Allocation Percentage                   89.54%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
                  % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
                  % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
                  % of Gross Receivables              2.91%
4. Class A Investor Default Amount                     $3,289,129.88
5. Class A Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class A Investor Charge-offs, if any, for the Distrib Date    $0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
            Charge-offs                   $0.00
      (d) The amount of Item 5.(c) per $1,000 interest                  $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
            the end of the Distribution Date                      $0.00
6. Allocable Servicing Fee paid for the Distribution Date    $1,000,000.00
7. Deficit Controlled Amortization Amount for the Distribution Date     $0.00
D.    Class A Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                       $91,507,072.25
F.    Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date
      $24,000,000.00
2. Available Collateral Amount as of the end of the Distribution Date $54,000,000.00










Household Finance Corporation
Household Affinity Funding Corp.                                  July 1997
Household Affinity Credit Card Master Trust I , Series 1995-1    Aug 15, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $6.416666667
2. Principal distribution per $1,000 interest                           $0.00
3. Interest distribution per $1,000 interest                      $6.416666667
B.    Calculation of Class B Interest
1. Class B Coupon                         7.700000000%
2. Beginning Invested Amount                           $24,000,000.00
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables  $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class B Invested Percentage                       4.000%
      (b) Principal Allocation Percentage                   89.542%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
                  % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
                  % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
                  % of Gross Receivables              2.91%
4. Class B Investor Default Amount                           $151,224.36
5. Class B Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class B Investor Charge-offs, if any, for the Distrib Date    $0.00
      (b) The amount of Item 5.(a) per $1,000 interest            $0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
            Charge-offs                   $0.00
      (d) The amount of Item 5.(c) per $1,000 interest                  $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
            the end of the Distribution Date                      $0.00
6. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at the end of the Distrib Date$0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at the end of the Distribution Date $0.00
7. Available Collateral Amount                               $54,000,000.00
8. Deficit Controlled Amortization Amount for the Distribution Date $0.00
D.    Class B Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                             $91,507,072.25















                     MONTHLY SERVICER'S CERTIFICATE
                (Delivered pursuant to subsection 3.04(b)
                  of the Pooling and Servicing Agreement

                     HOUSEHOLD FINANCE CORPORATION
                 HOUSEHOLD AFFINITY FUNDING CORPORATION
              HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1

                   Class A and Class B Certificates, Series 1997-1

The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4.    This Certificate relates to the Distribution Date occurring on August
      15, 1997
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due Period
      preceding such Distribution Date was equal to    $1,492,112,322.41
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to $1,394,889,993.69
      (i)    The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is ...24.717%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due
      Period preceding such Distribution Date was equal to   $97,222,328.72
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is.19.259%
      (ii)  The amount of such aggregate with respect to Finance Charge was
            equal to                 $65,376,766.98
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                $10,870,988.89
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..              $18,695,689.50
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..              $578,131.90
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                $1,700,751.45

(d)   The Gross Defaulted Amount for the preceding Due Period is$37,503,220.69
      (i)    The annualized default rate, (d) *12 / (f),  is      7.561%
      (ii)   The annualized net default rate, [(d)-(c)(vi)]*12/(f), is.7.218%
(e)   The Portfolio Yield for such Distribution Date  12.040%
(f)   The total amount of Principal Receivables in the Trust at the beginning
      of the preceding Due Period is equal to    $5,951,933,164.39
(g)   The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is..... $5,916,590,682.34
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and the amount in clause (g) divided by 2) is equal to... $5,934,261,923.37
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      ................................     $91,507,072.25
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ........................                         $221,280,290.95
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                      $78,840,618.26
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                      $174,855,566.16
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is........   $1,039,234,494.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date
      is ......................                       $0.00
6.    Group Two Information
(a) The Average Rate for Group Two (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to.........5.8625%
(b)   Group Two Total Investor Collections is equal to ..... $250,693,729.44
(c)   Group Two Investor Principal Collections is equal to $234,359,149.40
(d)   Group Two Investor Finance Charge and Administrative Collections is
      equal to ...........                       $16,334,580.04
(e)   Group Two Investor Additional Amounts is equal to.....$0.00
(f)   Group Two Investor Default Amount is equal to $6,301,015.10
(g)   Group Two Investor Monthly Fees is equal to      $1,666,666.67
(h)   Group Two Investor Monthly Interest is equal to  $5,048,255.28
7.    Series 1997-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to      12.04%
(b)   The Series 1997-1 Allocation Percentage with respect to the Due   Period
      preceding such Distribution Date was equal to....18.76%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to....89.54%
(d)   The aggregate amount of Reallocated Finance Charge and
      Administrative Collections for the Due Period preceding such
      Distribution Date is equal to .................        $16,334,580.04
(e)   The Floating Allocation Percentage of Series Allocable Finance
      Charge and Administrative Collections for the Due Period preceding
      such Distribution Date is equal to........       $16,334,580.04
(f)   Class A Invested Amount..                        $870,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period
      preceding such Distribution Date was equal to   87.000%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to............                   $14,211,084.64
(i)   The amount of Class A Monthly Interest for such Distribution Date is
      equal to......     $4,329,951.09
(j) The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to...$0.00
(k)   The amount of Class A Additional Interest for such Distribution Date is equal to....$0.00
(l)   The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to...........$0.00
(m)   The Class A Investor Default Amount for such Distribution Date is equal
      to.... $5,481,883.13
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to................................                     $1,666,666.67
(o)   The Class A Required Amount, if any, with respect to such Distribution
      Date is equal to..............            $0.00
(p)   Class B Invested Amount        $47,500,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to............      4.75%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to........ $775,892.55
(s)   The amount of Class B Monthly Interest for such Distribution Date is equal to........... $243,767.88
(t)   The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to...........$0.00
(u)   The amount of Class B Additional Interest for such Distribution Date is equal to........$0.00
(v)   The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to.........$0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to................ $299,298.22
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to........ $1,347,602.85
(y)   The Series 1997-1 Principal Shortfall for such Distribution Date is equal to......... $0.00
(z)   The Series 1997-1 Excess Principal Collections is equal to.....$0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to..... $4,612,311.27
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with respect to such
            Distribution Date........           $0.00
      (ii)  to reimburse Class A Investor Charge-Offs........           $0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount.$0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date................ $299,298.22
      (v)   to reimburse certain previous reductions in the Class B
            Invested Amount   $0.00
      (vi)  to pay the Collateral Monthly Interest for such Distribution Date equal to..... $474,536.31
      (vii) to pay any portion of the Allocable Servicing Fee not paid
            pursuant to clause (i) above..................              $0.00
      (viii)to fund the Collateral Investor Default Amount with respect to
            such Distribution Date..........                 $519,833.75
      (ix)  to reimburse certain previous reductions in the Collateral
            Invested Amount   $0.00
      (x)   to make any required deposit in the Cash Collateral Account.$0.00
      (xi)  to make any required deposit to the Reserve Account....     $0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to............. $30,466,689.42
(dd)  The Principal Allocation Percentage is equal to....89.54%
(ee)  The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to...$0.00
(ff)  The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to...$0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution
      Date is equal to...$0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs
      for such Distribution Date is equal to.....                       $0.00
(ii)  The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is equal
      to......................................                    $0.00

(jj)  The total amount of reimbursements of Class B Investor Charge-Offs
      for such Distribution Date is equal to....            $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to...         $870,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to....        $47,500,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from
      the Collateral Account) was equal ..............       $82,500,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
      such Distribution Date, will be equal to......   $82,500,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to .........................173.684%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
      to .............................                      $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions
      on such Distribution Dates is equal to .........       $8,366,898.27
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to $3,793,179.30
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equal to..$0.00
11.   The Class A Adjusted Amount                $870,000,000.00
12.   The Class B Adjusted Amount          $47,500,000.00
13.   The Controlled Accumulation Amount....$0.00
14.   The Controlled Deposit Amount       $0.00
15.   The Deficit Controlled Deposit Amount..............   $0.00
16.   The Principal Funding Account Balance           $0.00
17.   The Principal Funding Investment Shortfall      $0.00
18.   The Required Reserve Account Amount... $12,615,625.00
19.   The Reserve Account Balance                $12,615,625.00
20. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
      default; if applicable, insert   None  .                    None
21. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
22.   As of the date hereof, to the best knowledge of the undersigned, no
      Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
      consists of :   ____________________________________________).
23. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 15th day of August, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                   as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer


Household Finance Corporation
Household Card Funding Corp.                                July 1997
Household Credit Card Master Trust I , Series 1997-1         Aug 15, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $4.976955276
2. Principal distribution per $1,000 interest                           $0.00
3. Interest distribution per $1,000 interest                      $4.976955276
B.    Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
      (a) One-month LIBOR                       5.679690000%
      (b) Spread                    0.1000%
      (c) Class A Certificate Rate                    5.779690000%
2. Beginning Principal Amount                          $870,000,000.00
3. Days in Interest Period                                           31
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables  $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class A Invested Percentage                       87.00%
      (b) Principal Allocation Percentage                   89.54%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
                  % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
                  % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
                  % of Gross Receivables              2.91%
4. Class A Investor Default Amount                           $5,481,883.13
5. Class A Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class A Investor Charge-offs, if any, for the Distrib Date    $0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
            Charge-offs                   $0.00
      (d) The amount of Item 5.(c) per $1,000 interest                  $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested Amount as of
            the end of the Distribution Date                            $0.00
6. Allocable Servicing Fee paid for the Distribution Date    $1,666,666.67
7. Deficit Controlled Amortization Amount for the Distribution Date     $0.00
D.    Class A Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                             $91,507,072.25
F.    Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date
             $47,500,000.00
2. Available Collateral Invested Amount as of the end of the Distribution
      Date                           $82,500,000.00










Household Finance Corporation
Household Card Funding Corp.                                July 1997
Household Credit Card Master Trust I , Series 1997-1         Aug 15, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
1. Total distribution per $1,000 interest                         $5.131955368
2. Principal distribution per $1,000 interest                           $0.00
3. Interest distribution per $1,000 interest                      $5.131955368
B.    Calculation of Class B Interest
1. Calculation of Class B Certificate Rate
      (a) One-month LIBOR                       5.679690000%
      (b) Spread                    0.2800%
      (c) Class B Certificate Rate                    5.959690000%
2. Beginning Invested Amount                           $47,500,000.00
3. Days in Interest Period                                           31
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                      $1,492,112,322.41
      (b) Collections of Finance Charge and Admin Receivables  $97,222,328.72
      (c) Collections of Principal                     $1,394,889,993.69
2. Allocation of Receivables
      (a) Class B Invested Percentage                       4.750%
      (b) Principal Allocation Percentage                   89.542%
3. Delinquent Gross Balances
      (a) Delinquent 5 - 29 days                       $221,280,290.95
                  % of Gross Receivables              3.68%
      (b) Delinquent 30 - 59 days                            $78,840,618.26
                  % of Gross Receivables              1.31%
      (c) Delinquent 60+ days                    $174,855,566.16
                  % of Gross Receivables              2.91%
4. Class B Investor Default Amount                           $299,298.22
5. Class B Investor Charge-offs; Reimbursement of Charge-offs
      (a) Class B Investor Charge-offs, if any, for the Distrib Date    $0.00
      (b) The amount of Item 5.(a) per $1,000 interest                  $0.00
      (c) Total reimbursed to Trust in respect of Class B Investor Charge-offs $0.00
      (d) The amount of Item 5.(c) per $1,000 interest                  $0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
            the end of the Distribution Date                      $0.00
6. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at the end of the DistribDate $0.00
      (b) Available Cash Collateral Amount as a percent of the Class B
            Invested Amount, each at the end of the Distribution Date   0.00%
7. Available Collateral Invested Amount    $82,500,000.00
8. Deficit Controlled Amortization Amount for the Distribution Date     $0.00
D.    Class B Pool Factor                                    1.00000000
E.    Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period
                   $5,916,590,682.34
2. Finance Charge and Administrative Receivables as of the last day of the
      preceding Due Period                       $91,507,072.25